Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

Second Quarter 2022
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Quarterly Report on Form 10-Q. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of the Company’s Quarterly Report on Form 10-Q. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

June 30, 2022

(in thousands, except per share and PSF amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Financial Results	2022	2021	2022	2021
Net loss attributable to Seritage common shareholders	$(111,980)	$(74,065)	$(165,410)	$(83,010)
Total NOI	$10,602	$7,553	$21,095	$16,986
Net loss per share attributable to Seritage common shareholders	$(2.56)	$(1.73)	$(3.79)	$(2.02)
Wtd. avg. shares - EPS	43,677	42,772	43,656	41,134
Stock trading price range	$5.24 to $13.20	$14.64 to $19.43	$5.24 to $14.45	$13.86 to $23.22

Condensed Consolidated Balance Sheets (unaudited)

June 30, 2022

(in thousands, except share and per share amounts)

	June 30, 2022	December 31, 2021
ASSETS
Investment in real estate
Land	$360,067	$475,667
Buildings and improvements	818,496	994,221
Accumulated depreciation	(145,584)	(154,971)
	1,032,979	1,314,917
Construction in progress	371,168	381,194
Net investment in real estate	1,404,147	1,696,111
Real estate held for sale	117,013	—
Investment in unconsolidated entities	445,152	498,563
Cash and cash equivalents	149,529	106,602
Restricted cash	7,155	7,151
Tenant and other receivables, net	42,816	29,111
Lease intangible assets, net	10,295	14,817
Prepaid expenses, deferred expenses and other assets, net	61,206	61,783
Total assets (1)	$2,237,313	$2,414,138

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$1,439,543	$1,439,332
Sales-leaseback financing obligations	20,652	20,627
Litigation reserve	35,000	—
Accounts payable, accrued expenses and other liabilities	107,720	109,379
Total liabilities (1)	1,602,915	1,569,338

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 43,677,418 and 43,632,364 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	437	436
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of June 30, 2022 December 31, 2021; liquidation preference of $70,000	28	28
Additional paid-in capital	1,242,165	1,241,048
Accumulated deficit	(719,181)	(553,771)
Total shareholders' equity	523,449	687,741
Non-controlling interests	110,949	157,059
Total equity	634,398	844,800
Total liabilities and shareholders' equity	$2,237,313	$2,414,138

(1) The Company's condensed consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The condensed consolidated balance sheets, as of June 30, 2022, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(1.0) million of accumulated depreciation and $4.0 million of other assets included in other line items. The Company's condensed consolidated balance sheets as of December 31, 2021, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(0.9) million of accumulated depreciation and $4.0 million of other assets included in other line items.

Condensed Consolidated Statements of Operations (unaudited)

June 30, 2022

(in thousands, except per share amounts)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
REVENUE
Rental income	$29,418	$29,084	$28,091	$28,819	$27,595	$31,146	$27,478
Management and other fee income / (expense)	286	1,821	434	184	279	135	174
Total revenue	29,704	30,905	28,525	29,003	27,874	31,281	27,652
EXPENSES
Property operating	10,801	11,032	11,493	11,585	11,286	10,643	11,012
Real estate taxes	6,425	8,150	7,497	8,542	9,061	10,155	8,672
Depreciation and amortization	10,669	11,934	11,570	13,159	13,328	13,142	14,551
General and administrative	11,093	9,092	9,947	8,780	11,990	11,232	(418)
Litigation reserve	35,000	—	—				—
Total expenses	73,988	40,208	40,507	42,066	45,665	45,172	33,817
Gain/(loss) on sale of real estate, net	68,031	(1,015)	156,602	22,774	18,097	24,208	28,596
Gain on sale of interests in unconsolidated joint ventures	—	—	—	—	—	—	1,758
Impairment of real estate assets	(109,343)	(991)	(25,773)	(3,814)	(64,539)	(1,700)	(47,701)
Equity in loss of unconsolidated entities	(33,720)	(33,076)	(202)	(5,535)	(2,327)	(1,162)	(2,161)
Interest and other income	99	11	1,083	48	530	7,624	934
Interest expense	(22,663)	(22,588)	(26,128)	(26,721)	(28,976)	(26,150)	(24,916)
(Loss)/income before taxes	(141,880)	(66,962)	93,600	(26,311)	(95,006)	(11,071)	(49,655)
(Provision)/benefit from taxes	(203)	(25)	1	(38)	(298)	138	(37)
Net (loss)/income	(142,083)	(66,987)	93,601	(26,349)	(95,304)	(10,933)	(49,692)
Net loss/(income) attributable to non-controlling interests	31,328	14,782	(20,655)	5,815	22,464	3,213	15,311
Net (loss)/income attributable to Seritage	$(110,755)	$(52,205)	$72,946	$(20,534)	$(72,840)	$(7,720)	$(34,381)
Preferred dividends	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)
Net (loss)/income attributable to Seritage common shareholders	$(111,980)	$(53,430)	$71,721	$(21,759)	$(74,065)	$(8,945)	$(35,606)

Net (loss)/income per share attributable to Seritage Class A common shareholders - Basic	$(2.56)	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)	$(0.92)
Net (loss)/income per share attributable to Seritage Class A common shareholders - Diluted	$(2.56)	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)	$(0.92)
Weighted average Class A common shares outstanding - Basic	43,677	43,634	43,632	43,631	42,772	39,477	38,675
Weighted average Class A common shares outstanding - Diluted	43,677	43,634	43,632	43,631	42,772	39,477	38,675

Total Net Operating Income

June 30, 2022

(in thousands)

	Three Months Ended
NOI and Total NOI	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net (loss)/income	$(142,083)	$(66,987)	$93,601	$(26,349)	$(95,304)	$(10,933)	$(49,692)
Termination fee income	(92)	(277)	(388)	(379)	—	(2,611)	(1,314)
Management and other fee (income)	(286)	(1,821)	(434)	(184)	(279)	(135)	(174)
Depreciation and amortization	10,669	11,934	11,570	13,159	13,328	13,142	14,551
General and administrative expenses	11,093	9,092	9,947	8,780	11,990	11,232	(418)
Litigation reserve	35,000	—	—	—	—	—	—
Equity in loss of unconsolidated entities	33,720	33,076	202	5,535	2,327	1,162	2,161
Gain on sale of interests in unconsolidated entities	—	—	—	—	—	—	(1,758)
Gain on sale of real estate, net	(68,031)	1,015	(156,602)	(22,774)	(18,097)	(24,208)	(28,596)
Impairment of real estate assets	109,343	991	25,773	3,814	64,539	1,700	47,701
Interest and other income	(99)	(11)	(1,083)	(48)	(530)	(7,624)	(934)
Interest expense	22,663	22,588	26,128	26,721	28,976	26,150	24,916
Provision/(benefit) for income taxes	203	25	(2)	38	298	(138)	37
Straight-line (rent)/expense	(3,599)	(721)	(236)	(1,005)	(1,238)	210	1,362
Above/below market rental (income)/expense	56	65	65	48	102	(39)	(116)
NOI	$8,557	$8,969	$8,541	$7,356	$6,112	$7,908	$7,726
Unconsolidated entities
Net operating income of unconsolidated entities	$2,267	$1,846	$2,193	$666	$1,646	$2,437	$1,825
Straight-line (rent)/expense	(228)	(328)	(309)	(272)	(168)	(137)	(274)
Above/below market rental (income)/expense	6	6	12	181	(29)	(33)	(97)
Termination fee income	—	—	19	144	(9)	(742)	(534)
Total NOI	$10,602	$10,493	$10,456	$8,075	$7,553	$9,433	$8,646

Additional Information

June 30, 2022

(in thousands)

	As of	As of
Debt Summary	June 30, 2022	December 31, 2021
Term Loan Facility (drawn / undrawn)	$1,440,000 / 400,000	$1,440,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	June 30, 2022	December 31, 2021
Deferred expenses	$23,537	$20,780
Right of Use Asset	16,582	16,990
Other assets	12,272	9,826
Prepaid insurance	4,348	6,156
FF&E	1,558	2,055
Other prepaid expenses	2,173	4,169
Prepaid real estate taxes	736	1,807
Total prepaid expenses, deferred expenses and other assets	$61,206	$61,783

	June 30, 2022	December 31, 2021
Accounts payable and accrued expenses	$33,846	$36,022
Accrued development expenditures	28,561	27,198
Accrued real estate taxes	12,406	11,751
Environmental reserve	9,477	9,477
Prepaid rental income	6,422	6,478
Lease liability	6,237	6,543
Accrued interest	4,200	4,978
Below-market leases	3,295	3,656
Deferred maintenance	1,722	1,722
Common and preferred dividends and OP Unit distributions payable	1,554	1,554

Total accounts payable, accrued expenses and other liabilities	$107,720	$109,379

Additional Information (cont’d)

June 30, 2022

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Rental Revenue Detail	2022	2021	2022	2021
Revenue
Rental income	$24,016	$23,567	47,994	45,105
Tenant reimbursements	5,310	4,028	10,138	11,025
Termination income	92	—	370	2,611
Total	$29,418	$27,595	$58,502	$58,741

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$3,599	$1,238	$4,320	$1,028
Joint ventures	228	168	556	304
Total	$3,827	$1,406	$4,876	$1,332

Net amortization of above/below market rental income/expense
Wholly-owned	$(56)	$(102)	$(121)	$(63)
Joint ventures	(6)	29	(12)	62
Total	$(62)	$(73)	$(133)	$(1)

Amortization of deferred financing costs	$(106)	$(106)	$(211)	$(212)
Share-based compensation expense	467	42	892	953

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all multi-tenant Retail signed leases as of June 30, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	156	4,118	77.3%	$68,245	90.9%	$16.57
SNO retail leases (1)	17	357	6.7%	6,833	9.1%	19.14
Leases in negotiation	11	179	3.4%	2,733	N/A	15.30
Total retail leases	184	4,654	87.4%	$77,811	100.0%	$16.72
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of March 31, 2022	21	563	$8,648	$15.36
Opened	(8)	(226)	(2,258)	9.99
Sold / terminated	(1)	(3)	(138)	46.00
Signed	7	54	1,006	18.63
Changes in asset categories	(2)	(31)	(425)	13.34
As of June 30, 2022	17	357	$6,833	$19.14

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of June 30, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	16	41	10.4%	$3,750	19.6%	$91.46
SNO retail leases (1)	23	105	26.7%	8,781	45.8%	83.63
SNO office\ leases (1)	4	110	28.1%	6,648	34.6%	60.44
Leases in negotiation	11	32	8.0%	2,220	N/A	69.38
Total Premier leases	54	288	73.2%	$21,399	100.0%	$74.30
(1) SNO = signed not yet opened leases.

Premier Mixed-Use - Retail

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of March 31, 2022	23	107	$8,373	$78.25
Opened	(1)	-	(48)	96.00
Signed	2	4	456	114.00
Lease Amendments (1)	(1)	(6)	-	-
As of June 30, 2022	23	105	$8,781	$83.63
(1) Represents lease amendments for tenants included in Q1 SNO figures.

Premier Mixed-Use - Office

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of March 31, 2022	3	106	$6,218	$58.66
Signed	1	4	430	107.50
As of June 30, 2022	4	110	$6,648	$60.44
(1) Represents lease amendments for tenants included in Q1 SNO figures.

Top Tenants

June 30, 2022

(rent in thousands)

The following table lists the top tenants in the portfolio as of June 30, 2022, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
At Home	8	847,976	5,224	4.2%
Dick's Sporting Goods	12	780,970	12,512	10.1%	House of Sport
Round One Entertainment	8	342,623	7,225	5.8%
Dave & Buster's	10	293,906	8,713	7.0%
Burlington Stores	7	269,504	3,542	2.9%
Ross Dress For Less	10	220,339	2,773	2.2%	Ross Dress for Less, dd's Discounts
TJX	9	190,074	2,494	2.0%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Nordstrom Rack	5	182,518	3,897	3.1%
Cinemark	4	166,393	4,673	3.8%
Floor & Décor	2	163,917	2,032	1.6%
Vasa Fitness	3	163,912	1,928	1.6%
The Dump	1	139,265	1,114	0.9%
Bed Bath & Beyond	6	137,738	2,489	2.0%	Bed Bath & Beyond, BuyBuyBaby, Cost Plus World Market, andThat!
Primark	3	123,714	3,129	2.5%
Aldi	6	111,685	1,266	1.0%
Hobby Lobby	2	111,302	934	0.8%
AMC	2	99,218	2,803	2.3%
Amazon	2	99,193	5,435	4.4%
Forman Mills	1	94,000	675	0.5%
24 Hour Fitness	2	77,646	1,433	1.2%
Total	103	4,615,893	74,291	59.9%

Multi-tenant Retail

Consolidated Properties

			Total	Leased	SNO		Outparcel	Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Opportunities	Acres	Significant Tenants (1)
12025 North 32nd Street	Phoenix	AZ	151,200	151,200	-	100.0%	1	11	At Home
575 Fletcher Parkway	El Cajon	CA	226,500	184,400	-	81.4%	5	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
1191 Galleria Boulevard	Roseville	CA	122,700	63,000	44,800	87.9%	-	7	Cinemark, Round One Entertainment
40710 Winchester Road	Temecula	CA	118,500	112,800	-	95.2%	-	10	Round One Entertainment, Dick's Sporting Goods
145 West Hillcrest Drive	Thousand Oaks	CA	172,000	113,700	-	66.1%	-	11	Dave & Busters, DSW, Nordstrom Rack
19563 Coastal Highway	Rehoboth Beach	DE	101,900	75,900	26,000	100.0%	1	13	andThat!, PetSmart, Aldi
10700 Biscayne Boulevard	North Miami	FL	129,300	129,300	-	100.0%	-	11	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores
3111 East Colonial Drive	Orlando	FL	105,300	94,300	-	89.6%	4	18	Floor & Décor, Aspen Dental
2300 Tyrone Boulevard North	St. Petersburg	FL	134,700	134,700	-	100.0%	-	15	Dick's Sporting Goods, Five Below, PetSmart, Verizon
2860 South Highland Avenue	Lombard	IL	139,300	139,300	-	100.0%	-	8	The Dump
7503 West Cermak Road	North Riverside	IL	214,700	163,900	19,700	85.5%	1	13	Round One Entertainment, Aldi, Blink Fitness, Amita Health
2500 Wabash Avenue	Springfield	IL	119,400	106,000	13,400	100.0%	-	5	Binny's Beverage Depot, Burlington Stores, Marshalls
4201 Coldwater Road	Ft. Wayne	IN	84,100	46,700	32,200	93.8%	1	19	Five Below, HomeGoods, Bob's Discount Furniture
101 West Lincoln Highway	Merrillville	IN	171,300	163,000	1,600	96.1%	-	9	At Home, Dollar Tree
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	-	34	Nordstrom Rack, Ulta Beauty
1302 Bridford Parkway	Greensboro	NC	168,200	168,200	-	100.0%	-	16	Floor & Décor, Gabriel Brothers
4700 2nd Avenue	Kearney	NE	64,900	64,900	-	100.0%	2	8	Ross Dress for Less, Five Below, Marshall's
1500 South Willow Street	Manchester	NH	113,300	80,400	7,700	77.8%	-	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	124,900	117,100	6,700	99.1%	-	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD
4000 Jericho Turnpike	East Northport	NY	179,800	93,300	74,300	93.2%	-	18	24 Hour Fitness, AMC, At Home
200 Eastview Mall	Victor	NY	139,700	119,600	-	85.6%	2	14	Dick's House of Sport
4100 Belden Village Avenue Northwest	Canton	OH	192,300	116,300	22,000	71.9%	2	19	Dick's Sporting Goods, Dave & Busters
160 North Gulph Road	King of Prussia (2)	PA	208,700	174,500	34,200	100.0%	1	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse, Dave & Busters
3801B Clemson Boulevard	Anderson	SC	117,100	117,100	-	100.0%	-	12	Burlington Stores, Sportsman's Warehouse, Golds Gym
7801 Rivers Avenue	Charleston	SC	106,200	52,900	-	49.8%	-	15	Burlington Stores
4570 Poplar Avenue	Memphis	TN	112,700	101,200	-	89.8%	1	11	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty
12625 North Interstate Highway 35	Austin	TX	52,700	45,000	-	85.4%	-	13	AMC
12605 North Gessner Road	Houston	TX	134,000	134,000	-	100.0%	-	11	At Home
201 Central Park Mall	San Antonio	TX	164,600	121,100	37,000	96.1%	1	17	Tru Fit, Bed Bath & Beyond, Buy Buy Baby
2010 North Main Street	Layton	UT	82,700	67,500	-	81.6%	-	7	Vasa Fitness
12000 Fair Oaks Mall	Fairfax	VA	212,700	154,400	-	72.6%	1	15	Dave & Busters, Dick's Sporting Goods
4588 Virginia Beach Boulevard	Virginia Beach	VA	124,200	124,200	-	100.0%	-	15	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones
141 West Lee Highway	Warrenton	VA	71,500	62,400	-	87.3%	1	9	HomeGoods, Ulta, Five Below
5200 South 76th Street	Greendale	WI	217,600	133,700	-	61.4%	1	19	Dick's Sporting Goods, Round One Entertainment, TJ Maxx
27001 U.S. 19 North	Clearwater	FL	212,900	75,500	-	35.5%	-	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	232,500	59,600	-	25.6%	1	21	Whole Foods, Ethan Allen
9484 Dyer Street	El Paso	TX	107,800	99,100	-	91.9%	2	11	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores
53 West Towne Mall	Madison	WI	110,600	110,600	-	100.0%	2	17	Dave & Busters, Total Wine & More, Hobby Lobby
Total			5,327,600	4,118,400	357,100	84.0%	30	523

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

Residential

Consolidated Properties

			Land	% of Auxiliary	Auxiliary	Outparcel
Property Address	City	State	Acres	Leased SF (1)	Leased SF (1)	Opportunities	Significant Tenants (1)
7780 W Arrowhead Towne Center	Glendale	AZ	9	0%	-	1	n/a
6515 East Southern Avenue	Mesa	AZ	5	100%	16,800	2	Carvana
7611 West Thomas Road	Phoenix	AZ	5	0%	-	1	n/a
5261 Arlington Avenue	Riverside - Resi	CA	14	0%	-	-	n/a
5261 Arlington Avenue	Riverside - Retail (2)	CA	5	100%	33,200	-	Bank of America, Aldi
1700 North Main Street	Salinas	CA	10	100%	3,300	1	Raising Cane's
100 Inland Center	San Bernardino	CA	20	0%	-	2	n/a
1209 Plaza Drive	West Covina - Resi	CA	8	0%	-	-	n/a
1209 Plaza Drive	West Covina - Retail (2)	CA	7	100%	11,000	-	VinFast
850 Hartford Turnpike	Waterford	CT	11	0%	-	2	n/a
4125 Cleveland Avenue	Ft. Myers	FL	12	0%	-	-	n/a
3800 US Highway 98 North	Lakeland	FL	12	0%	-	-	n/a
3340 Mall Loop Drive	Joliet	IL	17	0%	-	-	n/a
14250 Buck Hill Road	Burnsville	MN	15	0%	-	1	n/a
3001 White Bear Avenue North	Maplewood	MN	14	0%	-	1	n/a
6950 West 130th Street	Middleburg Heights	OH	19	100%	35,800	2	Carvana
7875 Johnnycake Ridge Road	Mentor	OH	20	0%	-	1	n/a
2800 North Germantown Parkway	Cordova	TN	12	0%	-	1	n/a
Total			215	100%	100,100	15

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

(2) Riverside & West Covina Retail doesn’t include residential but includes retail leasing that is 100% SRG owned and complementary to the Residential developments at the sites.

Residential

Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				% of Auxiliary	Auxiliary	Outparcel
Mall Name	City	State	Joint Venture	Leased SF	SF (1)	Opportunities	Significant Tenants (1)
Alderwood	Lynnwood	WA	GGP I JV	62.6%	97,167	-	Dave & Busters, Cheesecake Factory
Total				62.6%	97,167	-

Other
				% of Auxiliary	Auxiliary	Outparcel
Mall Name	City	State	Joint Venture	Leased SF	SF (1)	Opportunities	Significant Tenants (1)
Stonebriar Centre	Frisco	TX	GGP I JV	0.0%	-	-	n/a
Total				0.0%	-	-

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

Premier Mixed-Use Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	216,100	-	138,100	63.9%	13	Retail, Office
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	7,600	7,600	-	100.0%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			235,400	19,300	138,100	66.9%	100

Joint Ventures

Invesco Real Estate Joint Venture Properties
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	UTC JV	106,300	21,700	77,300	93.1%	13	Life Sciences / Office, Retail
Total				157,800	21,700	77,300	62.7%	16

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	SF (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	-	-	0.0%	17	n/a
Coastland Center	Naples (2)	FL	GGP II JV	33,700	29,700	4,000	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne (2)	NJ	GGP II JV	140,500	50,200	52,500	73.1%	41	Cinemark, Dave & Busters, Yardhouse, BJ's Wholesale
Natick Collection	Natick (2)	MA	GGP I JV	95,400	44,300	-	46.4%	2	Dave & Busters, Open World Entertainment
Total				332,400	124,200	56,500	54.4%	72

Simon Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
Briarwood	Ann Arbor	MI	Simon JV	85,300	-	-	0.0%	15	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	-	-	0.0%	12	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				436,100	-	-	0.0%	64

Macerich Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	5,000	32,000	53.1%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.0%	20	n/a
Vintage Faire Mall	Modesto (3)	CA	Macerich JV	60,200	40,300	-	66.9%	12	Dave & Busters, Dick's Sporting Goods
Danbury Fair	Danbury	CT	Macerich JV	89,300	24,700	63,300	98.5%	12	Primark
Deptford Mall	Deptford (3)	NJ	Macerich JV	95,900	74,600	-	77.8%	14	Dick's Sporting Goods, Round One Entertainment, Crunch Fitness
Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	33,300	-	48.0%	10	Primark
Washington Square Mall	Portland	OR	Macerich JV	110,000	-	-	0.0%	4	n/a
Total				633,300	177,900	95,300	43.1%	82

Other
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
1445 New Britain Ave	West Hartford	CT	West Hartford JV	81,100	58,700	1,900	74.7%	15	buybuy Baby, REI, Cost Plus World Market, Shake Shack, Saks OFF 5th
126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	65,600	-	81.9%	12	HomeGoods, Michaels Stores, OneLife Fitness, Ashley Furniture
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a
5901 Duke Street	Alexandria	VA	Foulger Pratt/ Howard Hughes	-	-	-	0.0%	41	n/a
20700 South Avalon Boulevard	Carson (3)	CA	Carson Investment	36,400	21,900	5,000	73.9%	13	Burlington Stores, Chipotle, Ross Dress for Less
Total				197,600	146,200	6,900	77.5%	92

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of August 3, 2022

(3) Indicates assets that have been sold subsequent to June 30, 2022

Non-core Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
3930 McCain Boulevard	North Little Rock	AR	177,300	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
2250 El Mercado Loop	Sierra Vista	AZ	95,500	-	-	0.0%	7	n/a
5950 East Broadway Boulevard	Tucson (2)	AZ	237,600	50,600	-	21.3%	20	Round One Entertainment
3150 South 4th Avenue	Yuma	AZ	90,100	-	-	0.0%	15	n/a
42126 Big Bear Boulevard	Big Bear Lake	CA	92,600	4,000	-	4.3%	7	Subway, Wells Fargo Bank
3751 South Dogwood Road	El Centro	CA	139,900	9,700	-	6.9%	13	n/a
3636 North Blackstone Avenue	Fresno	CA	201,800	43,400	-	21.5%	13	Ross Dress for Less, dd's Discounts
1011 West Olive Avenue	Merced	CA	92,700	-	-	0.0%	9	Chilis
1855 Main Street	Ramona	CA	122,000	14,700	5,600	16.6%	11	Dollar Tree
2180 Tully Road	San Jose	CA	260,100	-	-	0.0%	22	n/a
3295 East Main Street	Ventura	CA	183,100	-	14,100	7.7%	2	n/a
10785 West Colfax Avenue	Lakewood	CO	164,000	-	-	0.0%	8	n/a
1400 East 104th Avenue	Thornton	CO	193,700	61,700	-	31.9%	23	Vasa Fitness
1625 Northwest 107th Avenue	Doral	FL	195,600	-	-	0.0%	13	n/a
3100 Southwest College Road	Ocala (2)	FL	145,900	-	-	0.0%	11	n/a
733 North Highway 231	Panama City	FL	134,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,900	7,900	-	100.0%	14	Bubba's 33
8201 South Tamiami Trail	Sarasota	FL	217,000	-	-	0.0%	15	n/a
4600 1st Avenue Northeast	Cedar Rapids	IA	146,300	-	-	0.0%	12	n/a
1405 South Grand Avenue	Charles City (2)	IA	109,900	-	-	0.0%	11	n/a
2307 Superior Street	Webster City (2)	IA	41,000	-	-	0.0%	4	n/a
5050 South Kedzie Avenue	Chicago	IL	175,900	17,200	-	9.8%	9	Chuck E Cheese
3231 Chicago Road	Steger	IL	101,700	-	-	0.0%	3	n/a
3010 Fort Campbell Boulevard	Hopkinsville	KY	85,100	64,600	-	75.9%	13	Bargain Hunt, Farmer's Furniture, Harbor Freight
5715 Johnston Street	Lafayette	LA	196,000	-	-	0.0%	16	n/a
1325 Broadway	Saugus	MA	211,500	-	-	0.0%	15	n/a
417 Main Street	Madawaska	ME	55,000	-	-	0.0%	2	n/a
1560 US 31 South	Manistee	MI	107,800	-	-	0.0%	12	n/a
32123 Gratiot Avenue	Roseville	MI	364,300	154,600	-	42.4%	20	At Home, Hobby Lobby
2760 I-75 Business Spur	Sault Ste. Marie	MI	98,500	-	-	0.0%	5	n/a
3100 Washtenaw Road	Ypsilanti	MI	91,700	91,700	-	100.0%	11	At Home
1 Flower Valley Shopping Center	Florissant	MO	134,600	4,300	-	3.2%	11	n/a
3700 South Campbell Avenue	Springfield (2)	MO	112,900	112,900	-	100.0%	8	At Home
2308 Highway 45 North	Columbus	MS	121,900	-	-	0.0%	15	n/a
50 Fox Run Road	Portsmouth	NH	129,700	-	-	0.0%	13	n/a
77 Rockingham Park Boulevard	Salem	NH	233,000	123,800	-	53.1%	12	Cinemark, Dick's Sporting Goods
4000 Meadows Lane	Las Vegas	NV	132,600	42,500	-	32.1%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	174,900	41,300	-	23.6%	3	Round One Entertainment
317 Greece Ridge Center Drive	Rochester	NY	139,600	-	-	0.0%	14	n/a
171 Delaware Avenue	Sidney	NY	113,300	-	-	0.0%	19	n/a
600 Lee Boulevard	Yorktown Heights	NY	153,200	38,500	-	25.1%	12	24 Hour Fitness
2700 Miamisburg Centerville Road	Dayton (3)	OH	180,900	13,400	-	7.4%	22	Outback Steakhouse
4400 South Western Avenue	Oklahoma City	OK	197,800	50,300	-	25.4%	19	Vasa Fitness
400 Calle Betances	Caguas	PR	138,800	-	-	0.0%	8	n/a
Plaza Carolina Station	Carolina	PR	194,300	-	-	0.0%	11	n/a
650 Bald Hill Road	Warwick (2)	RI	130,900	123,100	-	94.0%	20	At Home, Hook & Reel, Skechers, Chuck E Cheese
2 Orland Square Drive	Orland Park	IL	202,800	-	-	0.0%	16	n/a
1675 West 49th Street	Hialeah	FL	145,200	-	3,000	2.1%	15	n/a
4000 North Shepherd	Houston	TX	201,600	-	-	0.0%	12	n/a
2501 Irving Mall	Irving	TX	107,400	7,500	5,000	11.6%	18	CareNow, Chick-fil-A
20701 Southwest 112th Avenue	Miami	FL	178,300	-	-	0.0%	15	n/a
5900 Sunrise Mall	Citrus Heights	CA	281,300	-	-	0.0%	21	n/a
5901 Florin Road	Florin	CA	245,600	-	-	0.0%	20	n/a
72880 Highway 111	Palm Desert	CA	136,400	-	-	0.0%	7	n/a
8000 West Broward Boulevard	Plantation	FL	204,100	-	49,800	24.4%	18	GameTime
15700 Emerald Way	Bowie	MD	126,400	-	-	0.0%	11	n/a
425 Rice Street	St. Paul	MN	201,900	100	-	0.0%	17	n/a
310 Daniel Webster Highway	Nashua	NH	166,300	-	-	0.0%	12	n/a
1180 Southeast 82nd Avenue	Happy Valley	OR	139,800	45,000	-	32.2%	12	Dick's Sporting Goods
300 Baybrook Mall	Friendswood	TX	165,800	-	-	0.0%	13	n/a
6301 Northwest Loop 410	Ingram	TX	169,900	-	-	0.0%	12	n/a
1460 West 49th Street	Hialeah (2)	FL	106,300	106,300	-	100.0%	9	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts
3207 Solomons Island Road	Edgewater	MD	117,200	-	-	0.0%	14	n/a
1401 Greenbrier Parkway	Chesapeake	VA	179,300	-	-	0.0%	15	n/a
Total			9,899,800	1,242,100	77,500	13.3%	821

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of August 3, 2022

(3) Indicates assets that have been sold subsequent to June 30, 2022

Sold Properties through June 30, 2022

				Total	In-Place	SNO		2022 Qtr
Property Address	City	State	Full / Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
1420 Travis Boulevard	Fairfield	CA	Full Site	150,013	28,469	3,500	21.3%	Q1
700 East Northern Lights Boulevard	Anchorage	AK	Full Site	158,517	133,972	-	84.5%	Q2
3101 Northview Drive	Elkhart	IN	Full Site	86,581	86,581	-	100.0%	Q2
3408 West Central Avenue	Toledo	OH	Full Site	218,720	-	-	0.0%	Q2
4155 State Route 31	Clay	NY	Full Site	146,504	-	-	0.0%	Q2
5101 Hinkleville Road	Paducah	KY	Full Site	97,261	64,403	-	66.2%	Q2
400 North Best Avenue	Walnutport	PA	Full Site	121,159	-	-	0.0%	Q2
195 North Broadway	Hicksville	NY	Partial Site	14,856	14,856	-	100.0%	Q2
2100 Southfield Road	Lincoln Park	MI	Full Site	297,905	-	-	0.0%	Q2
3001 Iowa Avenue	Riverside	CA	Full Site	132,632	38,132	-	28.8%	Q2
200 Town Center East	Santa Maria	CA	Full Site	108,596	-	-	0.0%	Q2
4588 Virginia Beach Boulevard	Virginia Beach	VA	Partial Site	7,800	7,800	-	100.0%	Q2
2801 West State Street	Olean	NY	Full Site	120,685	55,360	-	45.9%	Q2
100 Westminster Mall	Westminster	CA	Full Site	197,904	-	-	0.0%	Q2
Total				1,859,133	429,573	3,500	23.3%

(1) Based on signed leases as of June 30, 2022; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 years	Total
Joint Venture (Mall REIT)	1	1	15	17
Joint Venture (Other)	1	-	3	4
Joint Venture (Residential)	4	-	2	6
Multi-Tenant Retail	12	1	25	38
Premier Mixed-use	5	1	1	7
ResiCo	4	1	9	14
Sell	20	5	39	64
Total	47	9	94	150
% of Total	31%	6%	63%	100%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.